[AMERICAN BEACON FUNDS LOGO]

                         SMALL CAP VALUE OPPORTUNITY FUND

Supplement Dated January 24, 2007 to the Prospectus dated March 31, 2006
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Wyatt Crumpler joined the Manager in January 2007 as Vice President of Trust
Investments and a member of the Fund's portfolio management team.  From
January 2004 to January 2007, Mr. Crumpler was Managing Director of Corporate Accounting at American Airlines, Inc. Prior to that time, he was Director of IT Strategy and Finance for American Airlines, Inc. The Fund's Statement of Additional Information ("SAI") provides additional information about Mr. Crumpler and the other members of the portfolio management team, including other accounts they manage, their ownership in the Fund and their compensation.